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                                                                  EXHIBIT (z)(1)

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO/IPT, Inc., Cooper River Properties, L.L.C., Reedy River Properties, L.L.C., Insignia Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 25 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  May 15, 2000
                                             AIMCO PROPERTIES, L.P.

                                             By: AIMCO-GP, INC.
                                                 (General Partner)

                                             By: /s/ Patrick J. Foye
                                                --------------------------------
                                                Executive Vice President

                                             COOPER RIVER PROPERTIES, L.L.C.

                                             By: /s/ Patrick J. Foye
                                                --------------------------------
                                                Executive Vice President

                                             REEDY RIVER PROPERTIES, L.L.C.

                                             By: /s/ Patrick J. Foye
                                                --------------------------------
                                                Executive Vice President

                                             AIMCO/IPT, INC.

                                             By: /s/ Patrick J. Foye
                                                --------------------------------
                                                Executive Vice President

                                             INSIGNIA PROPERTIES, L.P.

                                             By:    AIMCO/IPT, INC.
                                                  (General Partner)

                                             By: /s/ Patrick J. Foye
                                                --------------------------------
                                                Executive Vice President




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                                             AIMCO-GP, INC.

                                             By: /s/ Patrick J. Foye
                                                --------------------------------
                                                Executive Vice President

                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/ Patrick J. Foye
                                                --------------------------------
                                                Executive Vice President





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